MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS July 31, 2000                New York, New York 10048

DEAR SHAREHOLDER:

Over the six-month period ended July 31, 2000, the Federal Reserve Board continued on its course of trying to slow economic growth to a more sustainable, noninflationary pace. The Fed increased its target federal funds rate on three separate occasions during the first half of this year. As of July 31, the federal funds rate stood at 6.50 percent, an increase of 100 basis points since year-end 1999. As a result of higher rates offered on money market securities, net yields on Morgan Stanley Dean Witter U.S. Government Money Market Trust's portfolio continued on an upward trend throughout the period.

PERFORMANCE AND PORTFOLIO

As of July 31, 2000, the Fund had assets in excess of $1.1 billion, up 8.2 percent from one year earlier. The Fund's average life was 57 days and its annualized net investment income for the six-month period ended July 31, 2000, was 5.37 percent. Its 30-day annualized yield for July was 5.78 percent.

On July 31, 2000, approximately 90 percent of the Fund's portfolio consisted of federal agency obligations, with 9 percent in repurchase agreements and the remaining 1 percent in U.S. Treasury bills. At the end of the period, approximately 93 percent of the Fund's holdings were due to mature in less than four months. Consequently, the portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we attempt to operate the Fund in a conservative style without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. The Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

LOOKING AHEAD

While we anticipate some moderation in the pace of economic activity during the year ahead, we believe that the economy's growth rate could remain stronger than the Fed believes desirable over the long run.

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

Should this prove true, future meetings of the Federal Open Market Committee may result in further upward adjustments for short-term interest rates.

We appreciate your ongoing support of Morgan Stanley Dean Witter U.S. Government Money Market Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

PORTFOLIO OF INVESTMENTS July 31, 2000 (unaudited)

                                                        ANNUALIZED
PRINCIPAL                  DESCRIPTION                     YIELD
AMOUNT IN                      AND                      ON DATE OF
THOUSANDS                 MATURITY DATE                  PURCHASE          VALUE
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES (90.6%)
$ 53,465    Federal Farm Credit Banks
             08/28/00 - 09/26/00.....................    5.87 - 6.36%  $   53,086,341
 589,836    Federal Home Loan Banks
             08/09/00 - 04/12/01.....................    6.03 - 7.12      582,439,126
 157,693    Federal Home Loan Mortgage Corp.
             08/01/00 - 05/24/01.....................    6.02 - 7.20      156,208,383
 225,000    Federal National Mortgage Assoc.
             08/10/00 - 11/16/00.....................    6.20 - 6.91      223,029,431
                                                                       --------------

            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost $1,014,763,281)...................................    1,014,763,281
                                                                       --------------

            U.S. GOVERNMENT OBLIGATION (1.0%)
  11,000    U.S. Treasury Bill 09/07/00
             (Cost $10,934,202)......................           6.00       10,934,202
                                                                       --------------

            REPURCHASE AGREEMENTS (9.2%)
 101,500    Banc of America Securities LLC due 08/01/00 (dated
             07/31/00; proceeds $101,518,665) (a)
             (Cost $101,500,000).....................           6.62      101,500,000

   1,409    The Bank of New York due 08/01/00 (dated
             07/31/00; proceeds $1,409,713) (b)
             (Cost $1,409,460).......................           6.50        1,409,460
                                                                       --------------

            TOTAL REPURCHASE AGREEMENTS
            (Cost $102,909,460).....................................      102,909,460
                                                                       --------------

            TOTAL INVESTMENTS
            (Cost $1,128,606,943) (c)................          100.8%   1,128,606,943

            LIABILITIES IN EXCESS OF OTHER ASSETS....           (0.8)      (9,200,345)
                                                                ----   --------------
            NET ASSETS...............................          100.0%  $1,119,406,598
                                                               =====   ==============


---------------------
(a) Collateralized by $66,209,209 Federal Home Loan Mortgage Corp.
    5.50% - 6.50% due 09/01/06 - 07/01/29 valued at $74,789,879 and $34,604,535
    Federal National Mortgage Assoc. 6.50% - 8.50% due 05/01/15 - 02/01/29 valued at $28,740,122.
(b) Collateralized by $1,397,910 U.S. Treasury Note 6.50% due 02/28/02 valued at $1,437,653.
(c) Cost is the same for federal income tax purposes.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (cost $1,128,606,943)......................................  $1,128,606,943
Cash........................................................          90,000
Receivable for:
    Shares of beneficial interest sold......................         231,238
    Interest................................................          18,919
Prepaid expenses and other assets...........................         104,131
                                                              --------------

    TOTAL ASSETS............................................   1,129,051,231
                                                              --------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       8,663,577
    Investment management fee...............................         407,377
    Plan of distribution fee................................          93,899
Accrued expenses and other payables.........................         479,780
                                                              --------------

    TOTAL LIABILITIES.......................................       9,644,633
                                                              --------------

    NET ASSETS..............................................  $1,119,406,598
                                                              ==============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $1,119,404,290
Accumulated undistributed net investment income.............           2,308
                                                              --------------

    NET ASSETS..............................................  $1,119,406,598
                                                              ==============

NET ASSET VALUE PER SHARE,
 1,119,404,290 shares outstanding
 (unlimited shares authorized of $.01 par value)............           $1.00
                                                              ==============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

STATEMENT OF OPERATIONS
For the six months ended July 31, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $34,459,322
                                                              -----------

EXPENSES
Investment management fee...................................    2,446,412
Transfer agent fees and expenses............................    1,377,559
Plan of distribution fee....................................      480,705
Shareholder reports and notices.............................       78,773
Registration fees...........................................       76,871
Professional fees...........................................       38,730
Custodian fees..............................................       28,539
Trustees' fees and expenses.................................        9,158
Other.......................................................        6,285
                                                              -----------

    TOTAL EXPENSES..........................................    4,543,032

Less: amounts waived/reimbursed.............................      (15,074)
                                                              -----------

    NET EXPENSES............................................    4,527,958
                                                              -----------

NET INVESTMENT INCOME.......................................  $29,931,364
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED         ENDED
                                                      JULY 31, 2000    JANUARY 31, 2000
---------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...............................  $   29,931,364    $   45,644,284

Dividends to shareholders from net investment
 income.............................................     (29,931,056)      (45,643,923)

Net increase from transactions in shares of
 beneficial interest................................      38,826,518        63,114,648
                                                      --------------    --------------

    NET INCREASE....................................      38,826,826        63,115,009

NET ASSETS:
Beginning of period.................................   1,080,579,772     1,017,464,763
                                                      --------------    --------------

    END OF PERIOD
    (Including undistributed net investment income
    of $2,308 and $2,000, respectively).............  $1,119,406,598    $1,080,579,772
                                                      ==============    ==============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

NOTES TO FINANCIAL STATEMENTS  July 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter U.S. Government Money Market Trust (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are security of principal, high current income and liquidity. The Fund was organized as a Massachusetts business trust on November 18, 1981 and commenced operations on February 17, 1982.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums are amortized and discounts are accreted over the life of the respective securities.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

$1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

For the period May 1, 2000 through December 31, 2000, the Investment Manager has agreed to waive its fee and reimburse expenses to the extent they exceed 0.80% of the daily net assets of the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended July 31, 2000, the distribution fee was accrued at the annual rate of 0.08%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended July 31, 2000 aggregated $11,269,275,952 and $11,264,516,965, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $271,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended July 31, 2000 included in

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

Trustees' fees and expenses in the Statement of Operations amounted to $2,970. At July 31, 2000, the Fund had an accrued pension liability of $52,345 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              JULY 31, 2000    JANUARY 31, 2000
                                                              --------------   ----------------
                                                               (unaudited)
Shares sold.................................................   1,715,427,883     2,203,424,057
Shares issued in reinvestment of dividends..................      29,822,399        45,490,746
                                                              --------------    --------------
                                                               1,745,250,282     2,248,914,803
Shares repurchased..........................................  (1,706,423,764)   (2,185,800,155)
                                                              --------------    --------------
Net increase................................................      38,826,518        63,114,648
                                                              ==============    ==============

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                       FOR THE SIX                       FOR THE YEAR ENDED JANUARY 31,
                                      MONTHS ENDED    --------------------------------------------------------------------
                                      JULY 31, 2000     2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------------------
                                       (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning period...      $ 1.00        $ 1.00         $ 1.00        $ 1.00         $ 1.00         $ 1.00
                                          ------        ------         ------        ------         ------         ------

Net investment income...............       0.027         0.044          0.045         0.046          0.043          0.049

Less dividends from net investment
  income............................      (0.027)       (0.044)        (0.045)       (0.046)        (0.043)        (0.049)
                                          ------        ------         ------        ------         ------         ------

Net asset value, end of period......      $ 1.00        $ 1.00         $ 1.00        $ 1.00         $ 1.00         $ 1.00
                                          ======        ======         ======        ======         ======         ======

TOTAL RETURN........................        2.72%(1)      4.48%          4.63%         4.67%          4.41%          5.00%

RATIOS TO AVERAGE NET ASSETS:
Expenses............................        0.81%(2)(3)     0.84%        0.94%         1.02%          1.11%          1.09%

Net investment income...............        5.37%(2)(3)     4.34%        4.50%         4.53%          4.29%          4.86%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions...........................      $1,119        $1,081         $1,017          $891           $927           $903

---------------------
(1) Not annualized.
(2) Annualized.
(3) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been 0.82% and 5.36%, respectively.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and according-ly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
U.S. GOVERNMENT
MONEY MARKET
TRUST

[PHOTO]


Semiannual Report
July 31, 2000